                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-04015
                                                      ---------

                         Eaton Vance Mutual Funds Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2003
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2003

[GRAPHIC IMAGE]

EATON VANCE MUNICIPAL BOND FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

         For more information about Eaton Vance's privacy policies, call: 1-800-262-1122


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2003
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
Vice President

Amid the market volatility and external political shocks of recent years, many investors have become more concerned with risk management. That trend has been especially true in the municipal bond market, where the use of bond insurance has become increasingly common. Vice Today, roughly half of all municipal bond issuance is composed of insured bonds. As part of our continuing educational series, we thought it might be helpful to discuss bond insurance and its impact on the municipal market.

THE USE OF BOND INSURANCE HAS GROWN DRAMATICALLY OVER THE YEARS...

Municipal bond insurance was initially developed in 1971, when AMBAC Assurance Corp., the nation's first municipal insurer, offered insurance as a way to guarantee principal and interest payments on bond issues in the event of a bond default. Over the following three decades, the municipal market has witnessed a surge in the use of insurance. For example, in 1980, just 3% of all municipal issuance was insured. However, by late 2003, that figure had risen to roughly 50%. Insurance has clear benefits for purchasers: the elimination of default risk of the underlying issuer, AAA quality ratings and an enhancement of an issue's liquidity. (It's important to note that, while insured bonds are insured as to principal and interest payments, they still remain subject to interest rate and market risks.)

THE MECHANICS OF MUNICIPAL BOND INSURANCE...

We start with the underlying reality that an issuer with a AAA credit rating will pay less in interest expense than an issuer with a lower credit rating. Thus, an issuer must first determine whether purchasing insurance is financially feasible. That is, will the interest savings offset the cost of insurance? If so, the issuer must then qualify for insurance. Just as an individual must qualify for insurance, so must a bond issuer meet certain criteria. The issuer provides key financial data and documents to potential insurers that are then used to assess the issuer's financial strength and underlying fundamentals. If the issuer qualifies, insurance is then effected by "direct purchase," with the payment of a one-time premium by the issuer. The premium fee is calculated as a percentage of the value of the bond issue - typically, around 50 basis points (0.50%), but more if the credit entails higher risk. (An alternative method of purchase involves "elective bidding," in which the insurance is purchased by bond dealers, who determine at the time the bond is sold whether it is more attractive as an insured or uninsured bond.)

IN-DEPTH CREDIT ANALYSIS INCLUDES INSURERS AS WELL AS BOND ISSUERS...

When analyzing municipal bonds, an investor naturally researches the issuer's fundamentals. However, if the bond is insured, the analyst is concerned with the soundness of the insurer as well. At Eaton Vance, analysis of the insured segment is an integral part of our total municipal research effort. Research includes, among other areas, analysis of an insurer's claims-paying ability, its capital structure and the overall quality of its portfolio of policies. Based on claims-paying ability, there are currently six bond insurers rated AAA by Moody's Investor Services, Standard & Poor's and Fitch - the nation's leading rating agencies.

INSURERS CAN PLAY A VALUABLE ROLE IN STRUCTURING BOND DEALS AND IMPROVING CREDIT QUALITY...

Insurers play an important role in capital formation for municipal borrowers, working closely with municipal officials to forge deals that raise capital for vital projects at affordable interest rates. In so doing, the insurers can help states and municipalities achieve more efficient fiscal management. Insurers often re-structure bond deals by insisting on provisions that are intended to make the deal more secure. That has proved a major benefit to investors in recent years. In a more risk-conscious climate, we believe that an ongoing analysis of the insured market is a necessary discipline to invest successfully in today's municipal market.

                                  Sincerely,

                                  /s/ Thomas J. Fetter

                                  Thomas J. Fetter
                                  Vice President
                                  February 11, 2004

[SIDENOTE]

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2003
MANAGEMENT DISCUSSION

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
Vice President,
Portfolio Manager

AN INTERVIEW WITH THOMAS J. FETTER, VICE PRESIDENT AND PORTFOLIO MANAGER OF EATON VANCE MUNICIPAL BOND FUND.

Q: Tom, how did the Fund perform in 2003?

A: Eaton Vance Municipal Bond Fund Class A had a total return of 7.17% during the year ended December 31, 2003, the result of an increase in net asset value per share (NAV) from $9.72 on December 31, 2002 to $9.90 on December 31, 2003, and the reinvestment of $0.497 in dividends.(1)

   Class B shares had a total return of 6.26% for the year ended December 31, 2003, the result of an increase in NAV from $9.66 on December 31, 2002 to $9.83 on December 31, 2003, and the reinvestment of $0.418 in dividends.(1)

   Class I shares had a total return of 7.38% for the year ended December 31, 2003.(1) That return was the result of an increase in NAV from $10.62 on December 31, 2002 to $10.81 on December 31, 2003, and the reinvestment of $0.571 in dividends.

   Based on the Fund's most recent dividends and NAVs on December 31, 2003 of $9.90 per share for Class A, $9.83 for Class B, and $10.81 for Class I, the distribution rates were 5.21%, 4.36% and 5.47%, respectively.(2) The distribution rates of Class A, Class B and Class I are equivalent to taxable rates of 8.02%, 6.71% and 8.42%, respectively.(3)

   The SEC 30-day yields for Class A, Class B and Class I shares at December 31 were 5.04%, 4.54% and 5.54%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 7.75%, 6.98% and 8.52%, respectively.(3)

Q: HOW DID THE MUNICIPAL BOND MARKET PERFORM IN 2003?

A: The municipal market once again turned in a solid performance in 2003, as investors were drawn to the attractive yields available in tax-exempt bonds, as the Treasury market faltered in the second half amid signs that the economy was staging a recovery. Corporate profits were higher, getting a boost from increased productivity. Manufacturing showed signs of increased demand, benefiting somewhat from the weaker dollar.

   However, despite these positive trends, job growth remained disappointingly slow. Inflation remained tame, allowing the Federal Reserve to retain an accommodative but

[SIDENOTE]

FUND INFORMATION
AS OF DECEMBER 31, 2003

PERFORMANCE(5)                                         CLASS A   CLASS B  CLASS I
---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                                                 7.17%     6.26%    7.38%
Five Years                                               5.32      4.56     5.54
Ten Years                                                N.A.      N.A.     6.17
Life of Fund+                                            5.46      4.50     7.39

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES
CHARGE OR APPLICABLE CDSC)
One Year                                                 2.13%     1.26%    7.38%
Five Years                                               4.29      4.23     5.54
Ten Years                                                N.A.      N.A.     6.17
Life of Fund+                                            4.60      4.37     7.39

+ Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78

[CHART]

FIVE LARGEST SECTOR WEIGHTINGS(6)

Escrowed - Prerefunded          11.3%
Other Revenue                    8.4%
Special Tax Revenue              8.0%
Electric Utilities               7.3%
General Obligations              6.5%

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. There is generally no sales charge for Class I shares. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. Aportion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3) Taxable-equivalent rates assume maximum 35.0% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. (6) Five Largest Sector Weightings account for 41.5% of the Fund's net assets, determined by dividing the total market value of the holdings by the total net assets. Weightings are subject to change.

    Past Performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.94% of the total dividends paid by the Fund from net investment income during the year ended December 31, 2003 was designated as an exempt-interest dividend.

   vigilant monetary policy. In this climate, the municipal market slightly outperformed the Treasury market. During 2003, 10-year Treasury bond yields rose from 3.82% to 3.95%. In contrast, yields for 10-year municipal bonds DECLINED modestly, from 3.89% to 3.85%.The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - posted a respectable 5.31% total return for the year ended December 31, 2003.(1)

Q: HOW HAVE YOU POSITIONED THE FUND IN RECENT MONTHS?

A: While this has been a year during which the national economy has gained some traction, many states have continued to struggle. Therefore, our analysts have monitored state finances closely for any changes in their revenue outlook, trends that could have an impact on our sector focus and credit selection. At December 31, 2003, the Fund's largest sector weightings were: escrowed/prerefunded bonds, at 11.3%; other revenue, at 8.4%; special tax revenue, at 8.0%; electric utilities, at 7.3%; and general obligations, at 6.5%.(2)

Q: IN THE CURRENT ENVIRONMENT, HAVE YOU CONTINUED TO EMPHASIZE QUALITY WITHIN
   THE FUND?

A: Yes, quality has remained a major focus, and, given that consideration, the Fund's largest sector weighting was escrowed/prerefunded bonds. Escrowed/prerefunded issues are those that have been pre-refunded by their issuers to take advantage of lower rates, not unlike the widespread refinancing of mortgages by homeowners.

   Escrowed/prerefunded bonds are backed by Treasury bonds, whose principal and interest payments are used to pay the interest and principal payments of the escrowed issue. The escrowed/prerefunded bonds are therefore deemed to be high quality by investors.

Q: ELECTRIC UTILITIES ALSO CONSTITUTED A SIGNIFICANT INVESTMENT WEIGHTING FOR
   THE FUND. WHAT WAS THEIR APPEAL?

A: Electric utilities are considered essential services bonds. That is, they finance projects needed to maintain the operations of utilities that provide vital power service. Because utility bill payments are generally non-discretionary expenses, the bonds have relatively stable revenues, a characteristic that tends to make them resistant to economic fluctuations.

   Some of the Fund's electric utility bonds were for issuers in centers of high population growth or in communities that are promoting large industrial development. The prospect of rising usage levels in these areas provided an added measure of comfort for these essential services bonds.

Q: SPECIAL TAX REVENUE BONDS PLAYED A PROMINENT PART IN THE FUND. WHAT IS THEIR
   ROLE?

A: Special tax revenue bonds are used by communities to finance public projects in specifically designated locales. The range of projects may include: transportation projects, road construction, utility projects, solid waste projects,

[SIDENOTE]

[CHART]

FUND QUALITY WEIGHTINGS(2)

AAA                              40.2%
AA                                8.1%
A                                11.1%
BBB                              10.8%
BB                                2.1%
B                                 0.3%
CCC                               0.2%
Non-Rated                        27.2%

FUND OVERVIEW(2)

Number of Issues                          135
Average Rating                              A
Average Maturity                    21.9 Yrs.
Effective Maturity                  14.6 Yrs.
Average Call                        10.1 Yrs.
Average Dollar Price                   $93.80

(1) It is not possible to invest directly in an Index.
(2) Because the Fund is actively managed, Fund Quality Weightings and Fund Overview are subject to change.

   co-generation facilities and commercial empowerment zone financing. The bonds are backed by special taxes that - unlike universally levied property taxes or local and state income taxes - are levied only on the residents or property owners that are direct beneficiaries of the projects. These bonds afford communities more flexibility in financing of local projects.

Q: WERE THERE ANY AREAS OF THE MARKET IN WHICH YOU PARED THE FUND'S EXPOSURE?

A: Yes. The Fund's investment in hospital bonds is significantly lower than a year ago. The hospital sector has always been very competitive, but those pressures have intensified in recent years. With the cost of health care rising sharply, institutions are faced with the dilemma of needing to contain costs, where possible, while still providing quality care. Therefore, we've become increasingly discriminating toward hospital bonds.

   We also remained selective with respect to industrial development revenue
   (IDR) bonds. These bonds are closely tied to the business climate and fundamentals of the underlying issuer. During the economic slowdown, many IDRs underperformed, reflecting the deteriorating fundamentals of issuers. The IDR sector recovered some ground in 2003 with signs of a stronger economy. However, given the uncertainties that tend to characterize the early stages of a recovery, we have continued to limit the Fund's exposure to the IDR sector.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MUNICIPAL BOND FUND CLASS I VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

DECEMBER 31, 1993 - DECEMBER 31, 2003

                    EATON VANCE MUNICIPAL BOND FUND- CLASS I
                               Inception: 3/16/78

                 FUND           FUND          LEHMAN BROTHERS
               VALUE AT      VALUE WITH       MUNICIPAL BOND
   DATE          NAV        SALES CHARGE           INDEX
-------------------------------------------------------------
12/31/1993      10,000           N/A               10,000
 1/31/1994      10,115                             10,114
 2/28/1994       9,831                              9,852
 3/31/1994       9,326                              9,451
 4/30/1994       9,357                              9,531
 5/31/1994       9,474                              9,614
 6/30/1994       9,407                              9,555
 7/31/1994       9,573                              9,730
 8/31/1994       9,633                              9,764
 9/30/1994       9,457                              9,621
10/31/1994       9,270                              9,450
11/30/1994       9,032                              9,279
12/31/1994       9,273                              9,483
 1/31/1995       9,596                              9,754
 2/28/1995       9,901                             10,038
 3/31/1995       9,963                             10,153
 4/30/1995       9,974                             10,165
 5/31/1995      10,263                             10,490
 6/30/1995      10,141                             10,398
 7/31/1995      10,184                             10,496
 8/31/1995      10,269                             10,630
 9/30/1995      10,312                             10,697
10/31/1995      10,525                             10,852
11/30/1995      10,739                             11,032
12/31/1995      10,889                             11,138
 1/31/1996      10,955                             11,223
 2/29/1996      10,902                             11,147
 3/31/1996      10,728                             11,004
 4/30/1996      10,685                             10,973
 5/31/1996      10,696                             10,969
 6/30/1996      10,762                             11,088
 7/31/1996      10,883                             11,189
 8/31/1996      10,872                             11,186
 9/30/1996      11,062                             11,343
10/31/1996      11,230                             11,471
11/30/1996      11,444                             11,681
12/31/1996      11,410                             11,632
 1/31/1997      11,456                             11,654
 2/28/1997      11,559                             11,761
 3/31/1997      11,409                             11,604
 4/30/1997      11,513                             11,701
 5/31/1997      11,688                             11,877
 6/30/1997      11,968                             12,004
 7/31/1997      12,460                             12,336
 8/31/1997      12,296                             12,220
 9/30/1997      12,509                             12,365
10/31/1997      12,687                             12,445
11/30/1997      12,759                             12,518
12/31/1997      13,022                             12,701
 1/31/1998      13,177                             12,832
 2/28/1998      13,219                             12,836
 3/31/1998      13,267                             12,847
 4/30/1998      13,191                             12,789
 5/31/1998      13,398                             12,992
 6/30/1998      13,445                             13,043
 7/31/1998      13,456                             13,075
 8/31/1998      13,703                             13,277
 9/30/1998      13,887                             13,443
10/31/1998      13,799                             13,443
11/30/1998      13,872                             13,490
12/31/1998      13,901                             13,524
 1/31/1999      14,079                             13,685
 2/28/1999      13,943                             13,625
 3/31/1999      13,980                             13,644
 4/30/1999      14,015                             13,678
 5/31/1999      13,855                             13,598
 6/30/1999      13,544                             13,403
 7/31/1999      13,527                             13,452
 8/31/1999      13,220                             13,344
 9/30/1999      13,095                             13,349
10/31/1999      12,771                             13,205
11/30/1999      12,913                             13,345
12/31/1999      12,694                             13,246
 1/31/2000      12,514                             13,188
 2/29/2000      12,805                             13,341
 3/31/2000      13,280                             13,633
 4/30/2000      13,095                             13,552
 5/31/2000      12,898                             13,482
 6/30/2000      13,377                             13,839
 7/31/2000      13,694                             14,031
 8/31/2000      13,970                             14,248
 9/30/2000      13,823                             14,174
10/31/2000      14,003                             14,328
11/30/2000      14,139                             14,437
12/31/2000      14,677                             14,793
 1/31/2001      14,630                             14,940
 2/28/2001      14,749                             14,987
 3/31/2001      14,919                             15,122
 4/30/2001      14,579                             14,958
 5/31/2001      14,823                             15,119
 6/30/2001      15,007                             15,220
 7/31/2001      15,371                             15,445
 8/31/2001      15,752                             15,700
 9/30/2001      15,612                             15,647
10/31/2001      15,787                             15,825
11/30/2001      15,646                             15,700
12/31/2001      15,431                             15,552
 1/31/2002      15,714                             15,821
 2/28/2002      15,947                             16,012
 3/31/2002      15,637                             15,698
 4/30/2002      15,846                             16,005
 5/31/2002      15,981                             16,102
 6/30/2002      16,130                             16,273
 7/31/2002      16,390                             16,482
 8/31/2002      16,605                             16,680
 9/30/2002      17,054                             17,045
10/31/2002      16,609                             16,763
11/30/2002      16,556                             16,693
12/31/2002      16,950                             17,045
 1/31/2003      16,786                             17,002
 2/28/2003      17,016                             17,240
 3/31/2003      17,060                             17,250
 4/30/2003      17,232                             17,364
 5/31/2003      17,619                             17,771
 6/30/2003      17,500                             17,695
 7/31/2003      16,956                             17,076
 8/31/2003      17,168                             17,203
 9/30/2003      17,725                             17,709
10/31/2003      17,705                             17,620
11/30/2003      18,050                             17,804
12/31/2003      18,201                             17,951

PERFORMANCE**                      CLASS A         CLASS B         CLASS I
--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AT NET ASSET VALUE)
One Year                              7.17%           6.26%           7.38%
Five Years                            5.32            4.56            5.54
Ten Years                             N.A.            N.A.            6.17
Life of Fund+                         5.46            4.50            7.39

SEC AVERAGE ANNUAL TOTAL RETURNS
(INCLUDING SALES CHARGE OR
APPLICABLE CDSC)
One Year                              2.13%           1.26%           7.38%
Five Years                            4.29            4.23            5.54
Ten Years                             N.A.            N.A.            6.17
Life of Fund+                         4.60            4.37            7.39

+Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class I: 3/16/78

*  Source: Thomson Financial.

   The chart compares the Fund's Class I total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund's Class I shares and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 1/6/98 at net asset value would have been worth $13,742 on December 31, 2003; $13,008, including sales charge. An investment in the Fund's Class B shares on 1/14/98 at net asset value would have been worth $13,002 on December 31, 2003; $12,904, including the Fund's applicable CDSC.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable sales charge as noted.

   Past Performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on some Fund distributions or the redemption of Fund shares.

[SIDENOTE]

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2003
PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.0%

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
EDUCATION -- 2.4%

$       1,375   Massachusetts Development Finance Agency,
                (Boston University), 5.45%, 5/15/59                             $     1,421,337
        2,500   Massachusetts HEFA, (Harvard University),
                5.125%, 7/15/37                                                       2,594,450
        1,750   Ohio Higher Educational Facilities Authority,
                (Oberlin College), Variable Rate, 10/1/29(1)(2)                       1,831,217
-----------------------------------------------------------------------------------------------
                                                                                $     5,847,004
-----------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 7.3%

$       2,500   Brazos River Authority, TX, (Reliant Energy, Inc.),
                5.375%, 4/1/19                                                  $     2,429,375
          500   Connecticut Development Authority,
                (Connecticut Light and Power),
                Variable Rate, 9/1/22(1)(2)                                             563,300
          500   Connecticut Development Authority,
                (Western Mass Electric),
                Variable Rate, 9/1/22(1)(2)                                             563,300
        2,100   Mississippi Business Finance Corp.,
                (System Energy Resources, Inc.), 5.90%, 5/1/22                        2,108,400
        5,000   North Carolina Municipal Power Agency No. 1,
                (Catawba Electric), 5.50%, 1/1/14                                     5,536,300
        2,000   Sam Rayburn, TX, Municipal Power Agency,
                6.00%, 10/1/21                                                        2,076,260
        4,435   San Antonio, TX, Electric and Natural Gas,
                4.50%, 2/1/21                                                         4,441,830
-----------------------------------------------------------------------------------------------
                                                                                $    17,718,765
-----------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 11.3%

$      14,000   Dawson Ridge, CO, Metropolitan District #1,
                Escrowed to Maturity, 0.00%, 10/1/22                            $     5,390,000
       10,000   Foothill/Eastern Transportation Corridor Agency, CA,
                Escrowed to Maturity, 0.00%, 1/1/18                                   5,337,600
        1,500   Forsyth County, GA, Hospital Authority,
                (Georgia Baptist Health Care System),
                Escrowed to Maturity, 6.375%, 10/1/28                                 1,852,710
        1,000   Maricopa County, AZ, IDA, (Place Five and The Greenery),
                Escrowed to Maturity, 8.625%, 1/1/27                                  1,236,700
        5,500   Massachusetts Turnpike Authority, Escrowed to Maturity,
                5.00%, 1/1/20(3)                                                      6,027,780
        2,500   San Joaquin Hills Transportation Corridor Agency, CA,
                Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/14                  1,678,300
       10,000   San Joaquin Hills Transportation Corridor Agency, CA,
                Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/25                  3,455,200
        6,000   Savannah, GA, EDA, Escrowed to Maturity,
                0.00%, 12/1/21                                                        2,447,580
-----------------------------------------------------------------------------------------------
                                                                                $    27,425,870
-----------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 6.5%

$       2,600   California, 5.25%, 4/1/30                                       $     2,610,998
        2,380   California, 5.50%, 11/1/33                                            2,448,092
        3,000   California, 5.25%, 2/1/33                                             3,007,380
        2,000   New York, NY, 5.25%, 1/15/28                                          2,061,640
        1,725   New York, NY, Variable Rate, 6/1/28(2)(4)                             1,888,099
        1,500   North Carolina, Variable Rate, 3/1/28(1)(2)                             779,385
        3,000   North East, TX, Independent School District,
                5.00%, 2/1/30                                                         3,046,230
-----------------------------------------------------------------------------------------------
                                                                                $    15,841,824
-----------------------------------------------------------------------------------------------

HEALTH CARE-MISCELLANEOUS -- 3.3%

$       3,000   Allegheny County, PA, IDA, (Residential Resources, Inc.),
                6.50%, 9/1/21                                                   $     2,898,930
          220   Suffolk County, NY, Industrial Development Agency,
                Civic Facility Revenue, (Alliance of Long Island Agencies),
                7.50%, 9/1/15                                                           235,539
          130   Suffolk County, NY, Industrial Development Agency,
                Civic Facility Revenue, (Alliance of Long Island Agencies),
                7.50%, 9/1/15                                                           139,182
          125   Suffolk County, NY, Industrial Development Agency,
                Civic Facility Revenue, (Alliance of Long Island Agencies),
                7.50%, 9/1/15                                                           133,829
        2,287   Tax Revenue Exempt Securities Trust,
                Community Health Provider, (Pooled Loan Program
                Various States Trust Certificates), 5.50%, 12/1/36                    2,198,083
        1,921   Tax Revenue Exempt Securities Trust,
                Community Health Provider, (Pooled Loan Program
                Various States Trust Certificates), 5.50%, 12/1/36                    1,846,390
          544   Tax Revenue Exempt Securities Trust,
                Community Health Provider, (Pooled Loan Program
                Various States Trust Certificates), 6.00%, 12/1/36                      548,736
-----------------------------------------------------------------------------------------------
                                                                                $     8,000,689
-----------------------------------------------------------------------------------------------

HOSPITAL -- 5.8%

$       1,500   California Health Facilities Authority,
                (Cedars Sinai Medical Center),
                Variable Rate, 12/1/34(1)(2)                                    $     1,730,775
          990   Chautauqua County, NY, IDA,
                (Women's Christian Association), 6.40%, 11/15/29                        911,622
        1,600   Louisiana Public Facilities Authority,
                (General Health Systems), 6.80%, 11/1/16                              1,606,320
        3,000   New Jersey Health Care Facilities Financing Authority,
                (Trinitas Hospital), 7.50%, 7/1/30                                    3,280,860
        1,240   Oklahoma Development Finance Authority,
                (Hillcrest Healthcare), 5.20%, 8/15/11                                1,034,569
          400   Oklahoma Development Finance Authority,
                (Hillcrest Healthcare), 5.75%, 8/15/15                                  332,136

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
HOSPITAL (CONTINUED)

$       1,575   Oneida County, NY, IDA, (St. Elizabeth Medical Center),
                5.75%, 12/1/19                                                  $     1,400,175
          265   Prince George's County, MD, (Greater Southeast
                Healthcare System), 6.20%, 1/1/08(5)                                     92,750
        1,030   Prince George's County, MD, (Greater Southeast
                Healthcare System), 6.375%, 1/1/23(5)                                   360,500
        1,135   Rochester, MN, Health Care Facilities, (Mayo Clinic),
                Variable Rate, 11/15/27(1)(2)                                         1,284,048
        1,100   San Benito, CA, Health Care District, 5.40%, 10/1/20                  1,017,621
        1,000   Sullivan County, TN, Health Educational and Facility Board,
                (Wellmont Health System), 6.25%, 9/1/22                               1,053,640
-----------------------------------------------------------------------------------------------
                                                                                $    14,105,016
-----------------------------------------------------------------------------------------------

HOUSING -- 3.2%

$       1,300   Florida Capital Projects Finance Authority,
                Student Housing Revenue, (Florida University),
                7.75%, 8/15/20                                                  $     1,331,213
          185   Florida Capital Projects Finance Authority,
                Student Housing Revenue, (Florida University),
                9.50%, 8/15/05                                                          184,578
        2,500   Georgia Private Colleges and Universities Authority,
                Student Housing Revenue, (Mercer Housing Corp.),
                6.00%, 6/1/31                                                         2,565,400
        1,380   Lake Creek, CO, (Affordable Housing Corp.),
                6.25%, 12/1/23                                                        1,253,123
          840   Maricopa County, AZ, IDA, (National Health Facilities II),
                6.375%, 1/1/19                                                          764,887
        1,210   North Little Rock, AR, Residential Housing Facilities,
                (Parkstone Place), 6.50%, 8/1/21                                      1,120,508
          490   Texas Student Housing Corp., (University of Northern Texas),
                9.375%, 7/1/06                                                          478,823
-----------------------------------------------------------------------------------------------
                                                                                $     7,698,532
-----------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 3.4%

$         305   Florence County, SC, (Stone Container),
                7.375%, 2/1/07                                                  $       309,557
        1,000   Hardeman County, TN, (Correctional Facilities Corp.),
                7.75%, 8/1/17                                                         1,053,080
        1,750   New Jersey EDA, (Holt Hauling), 7.75%, 3/1/27(5)                      1,732,500
        2,500   Nez Perce County, ID, Pollution Control,
                7.00%, 12/1/14                                                        2,702,125
        2,450   Port Camas-Washougan, WA, (James River),
                6.70%, 4/1/23                                                         2,391,518
-----------------------------------------------------------------------------------------------
                                                                                $     8,188,780
-----------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 2.4%

$       2,000   New York Dormitory Authority, (New York University),
                (AMBAC), 5.50%, 7/1/31                                          $     2,296,400
        1,600   Rhode Island Health and Educational Building Corp.,
                (School of Design), (MBIA), 5.00%, 6/1/31                             1,641,632
        1,750   Virginia College Building Authority, (Washington and
                Lee University), (MBIA), 5.25%, 1/1/31                                1,940,785
-----------------------------------------------------------------------------------------------
                                                                                $     5,878,817
-----------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 4.1%

$       6,500   Long Island Power Authority, NY, Electric System, (FSA),
                0.00%, 6/1/25                                                   $     2,307,305
           30   Los Angeles, CA, Department of Water and Power,
                (MBIA), Variable Rate, 2/15/24(2)(4)                                    222,555
        6,405   Matagorda County, TX, Navigation District No. 1,
                (Centerpoint Energy, Inc./Houston Light & Power Co.),
                (MBIA), 4.00%, 10/15/15                                               6,537,135
        2,865   Ohio Municipal Electric Generation Agency, (MBIA),
                0.00%, 2/15/29                                                          798,647
-----------------------------------------------------------------------------------------------
                                                                                $     9,865,642
-----------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 1.6%

$       2,000   Metropolitan Transportation Authority of New York,
                (FGIC), Prerefunded to 10/1/15, 5.00%, 4/1/23                   $     2,259,080
        1,500   Metropolitan Transportation Authority, NY,
                Commuter Facilities, (AMBAC), Escrowed to Maturity,
                5.00%, 7/1/20                                                         1,610,325
-----------------------------------------------------------------------------------------------
                                                                                $     3,869,405
-----------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 4.9%

$       1,320   California, (AMBAC), Variable Rate, 11/1/19(1)(2)               $     1,621,105
          125   California, (FGIC), Variable Rate, 12/1/29(2)(4)                        394,500
        1,500   California, Residual Certificates, (AMBAC),
                Variable Rate, 10/1/30(2)(4)                                          1,779,315
          750   California, RITES, (AMBAC),
                Variable Rate, 2/1/23(2)(4)                                             876,420
        2,340   Merced, CA, Union High School District, (FGIC),
                0.00%, 8/1/20                                                         1,049,350
        5,000   St. Louis, MO, Board of Education, (FSA), 0.00%, 4/1/15               3,105,000
        3,000   Township of Irvington, NJ, (MBIA), 5.00%, 7/15/33                     3,095,280
-----------------------------------------------------------------------------------------------
                                                                                $    11,920,970
-----------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 1.9%

$       1,260   Maryland HEFA, (Medlantic), (AMBAC),
                Variable Rate, 8/15/38(2)(4)                                    $     1,589,603
        1,775   Maryland HEFA, (Medlantic/Helix Issue), (AMBAC),
                5.25%, 8/15/38                                                        1,929,762

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
INSURED-HOSPITAL (CONTINUED)

$         100   Maryland HEFA, (Medlantic/Helix Issue), (FSA),
                5.25%, 8/15/38                                                  $       108,719
          800   Maryland HEFA, (Medlantic/Helix Issue), (FSA),
                Variable Rate, 8/15/38(2)(4)                                          1,009,272
-----------------------------------------------------------------------------------------------
                                                                                $     4,637,356
-----------------------------------------------------------------------------------------------

INSURED-HOUSING -- 0.9%

$       1,000   SCA MFMR Receipts, Burnsville, MN, (FSA),
                7.10%, 1/1/30                                                   $     1,039,370
        1,000   SCA MFMR Receipts, Springfield, MO, (FSA),
                7.10%, 1/1/30                                                         1,039,370
-----------------------------------------------------------------------------------------------
                                                                                $     2,078,740
-----------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF
PARTICIPATION -- 2.8%

$      10,000   Anaheim, CA, Public Financing Authority
                Lease Revenue, (FSA), 0.00%, 9/1/31                             $     2,305,100
       12,800   Anaheim, CA, Public Financing Authority Lease Revenue,
                (FSA), 0.00%, 9/1/29                                                  3,297,152
        2,500   Saint Louis, MO, IDA, (Convention Center Hotel), (AMBAC),
                0.00%, 7/15/19                                                        1,203,575
-----------------------------------------------------------------------------------------------
                                                                                $     6,805,827
-----------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 0.7%

$       4,000   Hamilton County, OH, Sales Tax, (AMBAC),
                0.00%, 12/1/22                                                  $     1,606,800
-----------------------------------------------------------------------------------------------
                                                                                $     1,606,800
-----------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 5.1%

$      10,000   Central Texas Turnpike Authority, (AMBAC),
                0.00%, 8/15/21                                                  $     4,151,800
        1,500   New Jersey Turnpike Authority, RITES, (MBIA),
                Variable Rate, 7/1/23(2)(4)                                           1,885,605
        1,930   Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/26                      2,191,206
        2,250   Puerto Rico Highway and Transportation Authority,
                (XLCA), 5.50%, 7/1/36                                                 2,513,610
        1,500   South Carolina State Transportation Infrastructure Bank,
                (AMBAC), 5.00%, 10/1/33                                               1,537,830
-----------------------------------------------------------------------------------------------
                                                                                $    12,280,051
-----------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 2.1%

$       1,000   Henry County, GA, Water and Sewer Authority, (FGIC),
                5.625%, 2/1/30(3)                                               $     1,100,950
        1,000   JEA, FL, Water and Sewer, (AMBAC), 4.75%, 10/1/43                     1,000,230
$       3,000   Metropolitan Water District,
                (Southern California Waterworks), (MBIA),
                Variable Rate, 7/1/27(2)(4)                                     $     3,093,510
-----------------------------------------------------------------------------------------------
                                                                                $     5,194,690
-----------------------------------------------------------------------------------------------

NURSING HOME -- 3.5%

$         960   Bell County, TX, (Heritage Oaks Healthcare),
                6.70%, 6/1/29                                                   $       664,742
        1,350   Bell County, TX, (Riverside Healthcare, Inc. -
                Normandy Terrace), 9.00%, 4/1/23                                      1,136,403
          870   Clovis, NM, IDR, (Retirement Ranches, Inc.),
                7.75%, 4/1/19                                                           901,181
        1,100   Massachusetts IFA, (Age Institute of Massachusetts),
                8.05%, 11/1/25                                                        1,094,214
        1,165   Montgomery, PA, IDA, (Advancement of Geriatric
                Health Care Institute), 8.375%, 7/1/23                                1,079,606
          530   Ohio HFA, Retirement Rental Housing,
                (Encore Retirement Partners), 6.75%, 3/1/19                             455,297
        2,000   Orange County, FL, Health Facilities Authority,
                (Westminster Community Care), 6.60%, 4/1/24                           1,544,600
          261   Tarrant County, TX, Health Facilities Authority,
                8.00%, 9/1/25(5)                                                         39,138
          392   Tarrant County, TX, Health Facilities Authority,
                (3927 Foundation), 10.25%, 9/1/19(5)                                     11,773
        1,677   Wisconsin HEFA, (Wisconsin Illinois Senior Housing),
                7.00%, 8/1/29                                                         1,567,751
-----------------------------------------------------------------------------------------------
                                                                                $     8,494,705
-----------------------------------------------------------------------------------------------

OTHER REVENUE -- 8.4%

$       1,000   Barona, CA, (Band of Mission Indians),
                8.25%, 1/1/20                                                   $     1,051,670
        2,950   California Statewide Communities Development
                Authority, (East Valley Tourist Development Authority),
                8.25%, 10/1/14                                                        2,792,146
        1,500   Capital Trust Agency, FL, (Seminole Tribe Convention),
                8.95%, 10/1/33                                                        1,763,070
        2,500   Capital Trust Agency, FL, (Seminole Tribe Convention),
                10.00%, 10/1/33                                                       3,107,925
        4,735   Golden Tobacco Securitization Corp., CA,
                6.75%, 6/1/39                                                         4,667,526
          990   Iowa Finance Authority, (Southbridge Mall),
                6.375%, 12/1/13                                                         919,106
        1,000   Mohegan Tribe Indians, CT, Gaming Authority,
                (Public Improvements), 6.25%, 1/1/21                                  1,079,840
        1,000   Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16                             1,024,730
        1,500   Tobacco Settlement Financing Corp., NJ,
                Variable Rate, 6/1/39(1)(2)                                           1,457,265

                       SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT
(000'S OMITTED)     SECURITY                                                    VALUE
-----------------------------------------------------------------------------------------------
OTHER REVENUE (CONTINUED)

$       2,500   Tobacco Settlement Management Authority, SC,
                6.375%, 5/15/28                                                 $     2,355,175
-----------------------------------------------------------------------------------------------
                                                                                $    20,218,453
-----------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 3.8%

$       1,125   Albuquerque, NM, Retirement Facilities, (La Vida Liena
                Retirement Center), 5.75%, 12/15/28                             $     1,030,511
        1,445   Albuquerque, NM, Retirement Facilities, (La Vida Liena
                Retirement Center), 6.60%, 12/15/28                                   1,405,378
          865   Bell County, TX, Health Facilities Authority,
                (Care Institute, Inc. - Texas), 9.00%, 11/1/24                          901,512
        1,205   Grove City, PA, Area Hospital Authority, (Grove Manor),
                6.625%, 8/15/29                                                       1,204,144
        1,500   Kansas City, MO, IDA, (Kingswood United Methodist Manor),
                5.875%, 11/15/29                                                      1,301,040
        1,500   New Jersey EDA, (Fellowship Village), 5.50%, 1/1/25                   1,455,510
        1,485   North Miami, FL, Health Facilities Authority, (Imperial Club),
                6.75%, 1/1/33                                                         1,260,810
          980   St. Paul, MN, Housing and Redevelopment,
                (Care Institute, Inc. - Highland), 8.75%, 11/1/24(6)                    609,913
-----------------------------------------------------------------------------------------------
                                                                                $     9,168,818
-----------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 8.0%

$         750   Baltimore, MD, (Strathdale Manor), 7.00%, 7/1/33                $       764,228
        1,465   Bell Mountain Ranch, CO, Metropolitan District,
                6.625%, 11/15/25                                                      1,504,379
        2,350   Brentwood, CA, Infrastructure Financing Authority,
                6.375%, 9/2/33                                                        2,420,806
        1,000   Capistrano, CA, Unified School District, 6.00%, 9/1/33                1,011,230
        2,000   Cleveland-Cuyahoga County, OH, Port Authority,
                7.00%, 12/1/18                                                        2,055,200
          140   Fleming Island, FL, Plantation Community
                Development District, 6.30%, 2/1/05                                     140,665
        1,500   Frederick County, MD, Urbana Community
                Development Authority, 6.625%, 7/1/25                                 1,558,290
        1,000   Heritage Harbour, FL, South Community
                Development District, 5.25%, 11/1/08                                  1,002,670
        1,535   Lincoln, CA, Public Financing Authority, (Twelve Bridges),
                6.20%, 9/2/25                                                         1,595,418
        1,200   New York City, NY, Transitional Finance Authority,
                4.75%, 11/1/23                                                        1,214,376
        1,245   New York City, NY, Transitional Finance Authority,
                4.75%, 11/15/23                                                       1,258,234
        3,500   New York State Local Government Assistance Corp.,
                5.00%, 4/1/21                                                         3,762,780
        1,000   Tiverton, RI, Obligation Tax Increment,
                (Mount Hope Bay Village), 6.875%, 5/1/22                              1,006,480
-----------------------------------------------------------------------------------------------
                                                                                $    19,294,756
-----------------------------------------------------------------------------------------------

TRANSPORTATION -- 4.6%

$       1,500   Connector 2000 Association, Inc., SC, Bridge &
                Toll Road, (Southern Connector), 5.25%, 1/1/23                  $       678,615
        5,000   Metropolitan Transportation Authority, NY,
                5.25%, 11/15/31                                                       5,169,850
        3,500   New Jersey Transportation Trust Fund Authority,
                Variable Rate, 6/15/17(1)(2)                                          3,957,065
        1,200   Port Authority of New York and New Jersey,
                5.375%, 3/1/28                                                        1,319,496
-----------------------------------------------------------------------------------------------
                                                                                $    11,125,026
-----------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 98.0%
   (IDENTIFIED COST $222,244,304)                                               $   237,266,536
-----------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.0%                                          $     4,811,637
-----------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                            $   242,078,173
-----------------------------------------------------------------------------------------------

FSA - Financial Security Assurance, Inc.
FGIC - Financial Guaranty Insurance Company
AMBAC - AMBAC Financial Group, Inc.
MBIA - Municipal Bond Insurance Association
XLCA - XL Capital Assurance, Inc.

At December 31, 2003, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

California                                         20.4%
New York                                           11.5%
Texas                                              10.7%
Others, representing less than 10% individually    55.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2003, 27.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 8.9% of total investments.

(1) Security has been issued as an inverse floater bond.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4) Security has been issued as a leveraged inverse floater bond.

(5) Non-income producing security.

(6) The Fund is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EATON VANCE MUNICIPAL BOND FUND as of December 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investments, at value (identified cost, $222,244,304)                           $   237,266,536
Cash                                                                                    696,052
Receivable for investments sold                                                         210,000
Receivable for Fund shares sold                                                         421,177
Interest receivable                                                                   4,256,911
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $   242,850,676
-----------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable                                                               $       501,353
Payable for Fund shares redeemed                                                        114,927
Payable for daily variation margin on open financial futures contracts                   75,000
Payable to affiliate for Trustees' fees                                                   3,476
Accrued expenses                                                                         77,747
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $       772,503
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                      $   242,078,173
-----------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                 $   230,817,775
Accumulated net realized loss
   (computed on the basis of identified cost)                                        (5,041,050)
Accumulated undistributed net investment income                                       1,423,466
Net unrealized appreciation (computed on the basis of identified cost)               14,877,982
-----------------------------------------------------------------------------------------------
TOTAL                                                                           $   242,078,173
-----------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                      $   102,526,391
SHARES OUTSTANDING                                                                   10,359,620
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $          9.90
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $9.90)                                              $         10.39
-----------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                      $    61,792,713
SHARES OUTSTANDING                                                                    6,285,352
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $          9.83
-----------------------------------------------------------------------------------------------

CLASS I SHARES

NET ASSETS                                                                      $    77,759,069
SHARES OUTSTANDING                                                                    7,191,583
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $         10.81
-----------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME

Interest                                                                        $    14,854,809
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                         $    14,854,809
-----------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                          $     1,146,090
Trustees' fees and expenses                                                              14,257
Distribution and service fees
   Class A                                                                              238,566
   Class B                                                                              613,019
Custodian fee                                                                           108,462
Transfer and dividend disbursing agent fees                                              85,819
Legal and accounting services                                                            46,625
Registration fees                                                                        43,466
Printing and postage                                                                     21,759
Miscellaneous                                                                            33,010
-----------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  $     2,351,073
-----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                           $    12,503,736
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)--
   Investment transactions (identified cost basis)                              $     1,445,690
   Financial futures contracts                                                         (948,370)
   Interest rate swap contracts                                                        (341,727)
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                               $       155,593
-----------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
   Investments (identified cost basis)                                          $     2,069,415
   Financial futures contracts                                                          819,874
   Interest rate swap contracts                                                         345,834
-----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            $     3,235,123
-----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                $     3,390,716
-----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $    15,894,452
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                  YEAR ENDED          YEAR ENDED
IN NET ASSETS                                        DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------------------------------------
From operations --
   Net investment income                             $     12,503,736    $     11,380,794
   Net realized gain (loss)                                   155,593            (959,018)
   Net change in unrealized
      appreciation (depreciation)                           3,235,123           8,618,259
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   $     15,894,452    $     19,040,035
-----------------------------------------------------------------------------------------
Distributions to shareholders
   From net investment income
      Class A                                        $     (4,868,041)   $     (3,962,814)
      Class B                                              (2,670,880)         (2,080,477)
      Class I                                              (4,211,012)         (4,590,765)
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  $    (11,749,933)   $    (10,634,056)
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
   Proceeds from sale of shares
      Class A                                        $     42,885,166    $     39,921,365
      Class B                                              13,209,162          22,411,423
      Class I                                               4,584,428          12,842,101
   Net asset value of shares issued to
      shareholders in payment
      of distributions declared
      Class A                                               2,192,516           1,584,543
      Class B                                               1,432,994           1,050,757
      Class I                                               2,211,783           2,244,643
   Cost of shares redeemed
      Class A                                             (29,313,768)        (27,618,507)
      Class B                                             (11,304,192)         (8,111,867)
      Class I                                             (12,960,340)        (21,777,791)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                $     12,937,749    $     22,546,667
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $     17,082,268    $     30,952,646
-----------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $    224,995,905    $    194,043,259
------------------------------------------------------------------------------------------
AT END OF YEAR                                       $    242,078,173    $    224,995,905
------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                       $      1,423,466    $        839,334
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                           CLASS A
                                                --------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                  2003(1)      2002(1)    2001(1)(2)      2000         1999
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year            $     9.72   $     9.34   $     9.37   $     8.59   $    9.970
--------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                           $    0.526   $    0.522   $    0.497   $    0.502   $    0.505
Net realized and unrealized gain (loss)              0.151        0.347       (0.040)       0.776       (1.357)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS             $    0.677   $    0.869   $    0.457   $    1.278   $   (0.852)
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                      $   (0.497)  $   (0.489)  $   (0.487)  $   (0.498)  $   (0.512)
From net realized gain                              (0.016)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             $   (0.497)  $   (0.489)  $   (0.487)  $   (0.498)  $   (0.528)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                  $    9.900   $    9.720   $    9.340   $    9.370   $    8.590
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                       7.17%        9.51%        4.96%       15.38%       (8.85)%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)         $  102,526   $   85,048   $   68,124   $   53,271   $   49,427
Ratios (As a percentage of average daily
   net assets):
   Expenses                                           0.89%        0.91%        0.93%        0.97%        0.71%
   Expenses after custodian fee reduction             0.89%        0.91%        0.90%        0.96%        0.69%
   Net investment income                              5.42%        5.47%        5.27%        5.60%        5.31%
Portfolio Turnover                                      34%          21%          13%          46%          80%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 5.23% to 5.27%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            CLASS B
                                                --------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                  2003(1)      2002(1)    2001(1)(2)      2000         1999
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year            $    9.660   $    9.280   $    9.300   $    8.520   $    9.880
--------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                           $    0.450   $    0.447   $    0.433   $    0.426   $    0.431
Net realized and unrealized gain (loss)              0.142        0.348       (0.036)       0.779       (1.343)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS             $    0.592   $    0.795   $    0.397   $    1.205   $   (0.912)
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                      $   (0.422)  $   (0.415)  $   (0.417)  $   (0.425)  $   (0.432)
From net realized gain                                  --           --           --           --       (0.016)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             $   (0.422)  $   (0.415)  $   (0.417)  $   (0.425)  $   (0.448)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                  $    9.830   $    9.660   $    9.280   $    9.300   $    8.520
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                       6.26%        8.72%        4.36%       14.58%       (9.51)%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)         $   61,793   $   57,347   $   40,168   $   28,222   $   22,738
Ratios (As a percentage of average daily
   net assets):
   Expenses                                           1.64%        1.66%        1.68%        1.71%        1.47%
   Expenses after custodian fee reduction             1.64%        1.66%        1.65%        1.70%        1.45%
   Net investment income                              4.67%        4.71%        4.62%        4.86%        4.61%
Portfolio Turnover                                      34%          21%          13%          46%          80%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 4.58% to 4.62%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                           CLASS I
                                                                   YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                  2003(1)        2002(1)     2001(1)(2)       2000          1999
                                                --------------------------------------------------------------
Net asset value -- Beginning of year            $   10.620   $   10.200   $   10.240   $    9.380   $   10.870
--------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                           $    0.602   $    0.598   $    0.570   $    0.560   $    0.553
Net realized and unrealized gain (loss)              0.159        0.383       (0.053)       0.857       (1.464)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS             $    0.761   $    0.981   $    0.517   $    1.417   $   (0.911)
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                      $   (0.571)  $   (0.561)  $   (0.557)  $   (0.557)  $   (0.563)
From net realized gain                                  --           --           --           --       (0.016)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             $   (0.571)  $   (0.561)  $   (0.557)  $   (0.557)  $   (0.579)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                  $   10.810   $   10.620   $   10.200   $   10.240   $    9.380
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                       7.38%        9.84%        5.14%       15.63%       (8.69)%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)         $   77,759   $   82,600   $   85,751   $   85,656   $   84,938
Ratios (As a percentage of average daily
   net assets):
   Expenses                                           0.64%        0.66%        0.69%        0.77%        0.69%
   Expenses after custodian fee reduction             0.64%        0.66%        0.66%        0.76%        0.67%
   Net investment income                              5.68%        5.73%        5.53%        5.82%        5.38%
Portfolio Turnover                                      34%          21%          13%          46%          80%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 5.50% to 5.53%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EATON VANCE MUNICIPAL BOND FUND as of December 31, 2003
NOTES TO FINANCIAL STATEMENTS

1   SIGNIFICANT ACCOUNTING POLICIES

    Eaton Vance Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares generally are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

    A INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any, for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

    B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities.

    C INCOME TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. At December 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $4,579,196 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2008 ($2,939,035) and December 31, 2010 ($1,640,161). At December 31, 2003,
    net capital losses of $943,516 attributable to security transactions incurred after October 31, 2003 are treated as arising on the first day of the Fund's taxable year ending December 31, 2004.

    D INTEREST RATE SWAPS -- The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Fund makes bi-annual payments at a fixed interest rate. In exchange, the Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

    E FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

    F PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

    G WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

    H LEGAL FEES -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

    I EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

    J USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

    K INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    L EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

    M OTHER -- Investment transactions are accounted for on a trade-date basis.

2   DISTRIBUTIONS TO SHAREHOLDERS

    The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

    The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   SHARES OF BENEFICIAL INTEREST

    The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               YEAR ENDED DECEMBER 31,
                                                            ----------------------------
    CLASS A                                                 2003              2002
    ------------------------------------------------------------------------------------
    Sales                                                    4,424,206         4,179,136
    Issued to shareholders electing to receive
    payments of distributions in Fund shares                   225,789           165,415
    Redemptions                                             (3,037,727)       (2,891,261)
    ------------------------------------------------------------------------------------
    NET INCREASE                                             1,612,268         1,453,290
    ------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                                            ----------------------------
    CLASS B                                                    2003              2002
    ------------------------------------------------------------------------------------
    Sales                                                    1,373,788         2,355,259
    Issued to shareholders electing to receive
    payments of distributions in Fund shares                   148,636           110,452
    Redemptions                                             (1,175,062)         (856,953)
    ------------------------------------------------------------------------------------
    NET INCREASE                                               347,362         1,608,758
    ------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,
                                                            ----------------------------
    CLASS I                                                    2003              2002
    ------------------------------------------------------------------------------------
    Sales                                                      434,841         1,236,107
    Issued to shareholders electing to receive
    payments of distributions in Fund shares                   208,638           214,711
    Redemptions                                             (1,228,733)       (2,076,970)
    ------------------------------------------------------------------------------------
    NET DECREASE                                              (585,254)         (626,152)
    ------------------------------------------------------------------------------------

4   INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2003, the fee was equivalent to 0.49% of the Fund's average daily net assets for such period and amounted to $1,146,090. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended December 31, 2003, EVM earned $9,566 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $32,360 and $743 from the Fund as its portion of the sales charge on sales of Class A and Class I shares, respectively, for the year ended December 31, 2003.

    Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2003, no significant amounts have been deferred.

    Certain officers and Trustees of the Fund are officers of the above organizations.

5   DISTRIBUTION AND SERVICE PLANS

    The Fund has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Service Plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B Plan requires the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Class B net assets. The Fund paid or accrued distribution fees of $459,764 for Class B shares to EVD for the year ended December 31, 2003, representing 0.75% of the average daily net assets for Class B shares. At December 31, 2003, the amount of Uncovered Distribution Charges EVD calculated under the Class B Plan was approximately $2,046,000.

    The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annually) of the Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and /or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2003 amounted to $238,566 and $153,255 for Class A and Class B shares, respectively.

6   CONTINGENT DEFERRED SALES CHARGE

    A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $29,000 and $155,000 of CDSC paid by Class A and Class B shareholders, respectively, for the year ended December 31, 2003.

7   PURCHASES AND SALES OF INVESTMENTS

    The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations, aggregated $91,848,694 and $78,206,063 respectively.

8   LINE OF CREDIT

    The Fund participates with other portfolios and funds managed by EVM and affiliates in a $150 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2003.

9   FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

    The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2003, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                                    $    221,906,892
    ------------------------------------------------------------------
    Gross unrealized appreciation                     $     20,422,561
    Gross unrealized depreciation                           (5,062,917)
    ------------------------------------------------------------------
    NET UNREALIZED APPRECIATION                       $     15,359,644
    ------------------------------------------------------------------

10  FINANCIAL INSTRUMENTS

    The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    A summary of obligations under these financial instruments at December 31, 2003, is as follows:

    FUTURES CONTRACTS
    --------------------------------------------------------------------
    EXPIRATION                                            NET UNREALIZED
    DATE(S)        CONTRACTS                  POSITION     DEPRECIATION
    --------------------------------------------------------------------
    3/04           600 U.S. Treasury Bond     Short         $ (144,250)

    At December 31, 2003, the Fund had sufficient cash and/or securities to cover margin requirements on open future contracts.

INDEPENDENT AUDITORS' REPORT


TO THE TRUSTEES OF THE EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE MUNICIPAL BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Bond Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund as of December 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 19, 2004

EATON VANCE MUNICIPAL BOND FUND
MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                       TERM OF                                  NUMBER OF PORTFOLIOS
                        POSITION(S)  OFFICE AND                                   IN FUND COMPLEX
   NAME AND              WITH THE    LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY
 DATE OF BIRTH             TRUST      SERVICE        DURING PAST FIVE YEARS          TRUSTEE(1)         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)
Jessica M. Bibliowicz   Trustee      Since 1998  Chairman, President and Chief           193              Director of National
11/28/59                                         Executive Officer of National                             Financial Partners
                                                 Financial Partners (financial
                                                 services company) (since
                                                 April 1999). President and
                                                 Chief Operating Officer of
                                                 John A. Levin & Co.
                                                 (registered investment
                                                 adviser) (July 1997 to
                                                 April 1999) and a Director of
                                                 Baker, Fentress & Company,
                                                 which owns John A. Levin & Co.
                                                 (July 1997 to April 1999).
                                                 Ms. Bibliowicz is an
                                                 interested person because of
                                                 her affiliation with a
                                                 brokerage firm.

James B. Hawkes         Trustee      Since 1991  Chairman, President and Chief           195                 Director of EVC
11/9/41                                          Executive Officer of BMR,
                                                 EVC, EVM and EV; Director of
                                                 EV; Vice President and
                                                 Director of EVD. Trustee
                                                 and/or officer of 195
                                                 registered investment
                                                 companies in the Eaton Vance
                                                 Fund Complex. Mr. Hawkes is an
                                                 interested person because of
                                                 his positions with BMR, EVM,
                                                 EVC and EV, which are
                                                 affiliates of the Fund.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III    Trustee      Since 1986  Jacob H. Schiff Professor of            195            Director of Tiffany & Co.
2/23/35                                          Investment Banking Emeritus,                           (specialty retailer) and
                                                 Harvard University Graduate                                  Telect, Inc.
                                                 School of Business                                    (telecommunication services
                                                 Administration.                                                 company)

William H. Park         Trustee      Since 2003  President and Chief Executive           192                      None
9/19/47                                          Officer, Prizm Capital
                                                 Management, LLC (investment
                                                 management firm) (since
                                                 2002). Executive Vice
                                                 President and Chief Financial
                                                 Officer, United Asset
                                                 Management Corporation (a
                                                 holding company owning
                                                 institutional investment
                                                 management firms)
                                                 (1982-2001).

Ronald A. Pearlman      Trustee      Since 2003  Professor of Law, Georgetown            192                      None
7/10/40                                          University Law Center (since
                                                 1999). Tax Partner,
                                                 Covington & Burling,
                                                 Washington, DC (1991-2000).

Norton H. Reamer        Trustee      Since 1986  President, Chief Executive               195                     None
9/21/35                                          Officer and a Director of
                                                 Asset Management Finance
                                                 Corp. (a specialty finance
                                                 company serving the
                                                 investment management
                                                 industry) (since
                                                 October 2003). President,
                                                 Unicorn Corporation (an
                                                 investment and financial
                                                 advisory services company)
                                                 (since September 2000).
                                                 Formerly, Chairman, Hellman,
                                                 Jordan Management Co., Inc.
                                                 (an investment management
                                                 company) (2000-2003).
                                                 Formerly, Advisory Director
                                                 of Berkshire Capital
                                                 Corporation (investment
                                                 banking firm) (2002-2003).
                                                 Formerly, Chairman of the
                                                 Board, United Asset
                                                 Management Corporation (a
                                                 holding company owning
                                                 institutional investment
                                                 management firms) and
                                                 Chairman, President and
                                                 Director, UAM Funds (mutual
                                                 funds) (1980-2000).

                                       TERM OF                                  NUMBER OF PORTFOLIOS
                        POSITION(S)  OFFICE AND                                   IN FUND COMPLEX
   NAME AND              WITH THE    LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY
 DATE OF BIRTH            TRUST       SERVICE        DURING PAST FIVE YEARS          TRUSTEE(1)         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Lynn A. Stout           Trustee      Since 1998  Professor of Law, University            195                      None
9/14/57                                          of California at Los Angeles
                                                 School of Law (since
                                                 July 2001). Formerly,
                                                 Professor of Law, Georgetown
                                                 University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)     OFFICE AND
  NAME AND               WITH THE        LENGTH OF          PRINCIPAL OCCUPATION(S)
DATE OF BIRTH             TRUST           SERVICE           DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------
Thomas E. Faust Jr.     President       Since 2002  Executive Vice President of EVM, BMR, EVC
5/31/58                                             and EV; Chief Investment Officer of EVM and
                                                    BMR and Director of EVC. Chief Executive
                                                    Officer of Belair Capital Fund LLC,
                                                    Belcrest Capital Fund LLC, Belmar Capital
                                                    Fund LLC, Belport Capital Fund LLC and
                                                    Belrose Capital Fund LLC (private
                                                    investment companies sponsored by EVM).
                                                    Officer of 54 registered investment
                                                    companies managed by EVM or BMR.

William H. Ahern, Jr.   Vice President  Since 1995  Vice President of EVM and BMR. Officer of
7/28/59                                             35 registered investment companies managed
                                                    by EVM or BMR.

Thomas J. Fetter        Vice President  Since 1997  Vice President of EVM and BMR. Trustee and
8/20/43                                             President of The Massachusetts Health &
                                                    Education Tax-Exempt Trust. Officer of 127
                                                    registered investment companies managed by
                                                    EVM or BMR.

Michael R. Mach         Vice President  Since 1999  Vice President of EVM and BMR. Previously,
7/15/47                                             Managing Director and Senior Analyst for
                                                    Robertson Stephens (1998-1999). Officer of
                                                    26 registered investment companies managed
                                                    by EVM or BMR.

Robert B. MacIntosh     Vice President  Since 1998  Vice President of EVM and BMR. Officer of
1/22/57                                             127 registered investment companies managed
                                                    by EVM or BMR.

Duncan W. Richardson    Vice President  Since 2001  Senior Vice President and Chief Equity
10/26/57                                            Investment Officer of EVM and BMR. Officer
                                                    of 42 registered investment companies
                                                    managed by EVM or BMR.

Walter A. Row, III      Vice President  Since 2001  Director of Equity Research and a Vice
7/20/57                                             President of EVM and BMR. Officer of 22
                                                    registered investment companies managed by
                                                    EVM or BMR.

Judith A. Saryan        Vice President  Since 2003  Vice President of EVM and BMR. Previously,
8/21/54                                             Portfolio Manager and Equity Analyst for
                                                    State Street Global Advisers (1980-1999).
                                                    Officer of 25 registered investment
                                                    companies managed by EVM or BMR.

Susan Schiff            Vice President  Since 2002  Vice President of EVM and BMR. Officer of
3/13/61                                             26 registered investment companies managed
                                                    by EVM or BMR.

Alan R. Dynner          Secretary       Since 1997  Vice President, Secretary and Chief Legal
10/10/40                                            Officer of BMR, EVM, EVD, EV and EVC.
                                                    Officer of 195 registered investment
                                                    companies managed by EVM or BMR.

James L. O'Connor       Treasurer       Since 1989  Vice President of BMR, EVM and EVD. Officer
4/1/45                                              of 116 registered investment companies
                                                    managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge by calling 1-800-225-6265.

                               INVESTMENT ADVISER
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                                   Boston, MA
                                   02116-5022


                         EATON VANCE MUNICIPAL BOND FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

279-2/04                                                                   MBSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

EATON VANCE MUNICIPAL BOND FUND (the "Fund") is a series of Eaton Vance Mutual Funds Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Fund, the Trust contains a total of 22 series (collectively, the "Series"). This Form N-CSR/A relates to the Fund's annual report.

The following table presents the aggregate fees billed to the Fund for the Fund's fiscal years ended December 31, 2002 and December 31, 2003 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

EATON VANCE MUNICIPAL BOND FUND

FISCAL YEARS ENDED                            12/31/02         12/31/03
-----------------------------------------------------------------------
Audit Fees                                    $ 26,151         $ 37,265

Audit-Related Fees(1)                                0                0

Tax Fees(2)                                      5,300            5,400

All Other Fees(3)                                    0                0
                                              -------------------------
Total                                         $ 31,451         $ 42,665
                                              =========================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (April 30, October 31, or December 31). In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP ("PWC") as a principal accountant and other Series have Deloitte & Touche LLP ("D&T") as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series's respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS
ENDED            4/30/02*       10/31/02            12/31/02          4/30/03*          10/31/03             12/31/03
                 PWC  D&T    PWC        D&T       PWC       D&T     PWC    D&T       PWC        D&T        PWC       D&T
---------------------------------------------------------------------------------------------------------------------------
AUDIT FEES       $ 0  $ 0  $ 27,850  $ 106,284  $ 61,325  $ 48,131  $ 0  $      0  $ 41,150  $ 135,218  $  77,175  $ 60,955

AUDIT-RELATED
FEES(1)            0    0         0          0         0         0    0         0         0          0          0         0

TAX FEES(2)        0    0    18,620     68,900    31,190    15,500    0         0    23,735     72,900     38,605    15,800

ALL OTHER
FEES(3)            0    0         0          0         0         0    0         0         0          0          0         0
                 ----------------------------------------------------------------------------------------------------------

TOTAL            $ 0  $ 0  $ 46,470  $ 175,184  $ 92,515  $ 63,631  $ 0  $      0  $ 64,885  $ 208,118  $ 115,780  $ 76,755
                 ==========================================================================================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

* Eaton Vance Tax-Managed Dividend Income Fund, the only Series with an April 30 fiscal year end, commenced operations on May 30, 2003.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series's respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

FISCAL YEARS
ENDED            4/30/02            10/31/02             12/31/02          4/30/03            10/31/03             12/31/03
               PWC     D&T       PWC        D&T       PWC        D&T     PWC     D&T       PWC        D&T       PWC        D&T
---------------------------------------------------------------------------------------------------------------------------------
REGISTRANT(1)  $ 0  $       0  $ 18,620  $  68,900  $ 31,190  $  15,500  $ 0  $       0  $ 23,735  $  72,900  $ 38,605  $  15,800

EATON VANCE(2) $ 0  $ 645,049  $      0  $ 389,924  $      0  $ 336,546  $ 0  $ 198,709  $      0  $ 440,918  $      0  $ 458,168

(1)  Includes all of the Series in the Trust.

(2) Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Not required in this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in this filing.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)       Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer's Section 302 certification.
(a)(2)(ii)   President's Section 302 certification.
(b)          Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUTUAL FUNDS TRUST (ON BEHALF OF (EATON VANCE MUNICIPAL BOND FUND))


By:     /s/ Thomas E. Faust Jr.
       -----------------------------------------------
       Thomas E. Faust Jr.
       President


Date:  June 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ James L. O'Connor
       -----------------------------------------------
       James L. O'Connor
       Treasurer


Date:  June 8, 2004


By:      /s/ Thomas E. Faust Jr.
       -----------------------------------------------
       Thomas E. Faust Jr.
       President


Date:    June 8, 2004